UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 26, 2023
Date of Report (Date of earliest event reported)

CYCLO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-39780	59-3029743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6714 NW 16th Street, Suite B Gainesville, Florida	32653
(Address of principal executive offices)	(Zip Code)

(386) 418-8060
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	CYTH	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CYTHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 26, 2023, Cyclo Therapeutics, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) to consider and vote on proposals for (i) an amendment to the Company’s Articles of Incorporation, as amended (the “Share Increase Amendment”) to effect a share increase in the number of authorized shares of the Company’s common stock, par value $0.0001 per share (“common stock”) from 50,000,000 to 250,000,000 shares (the “Share Increase”); (ii) the approval of, in accordance with the Nasdaq listing rules, the issuance of shares of the Company’s common stock to stockholders of Applied Molecular Transport Inc. (“AMTI”) pursuant to the Agreement and Plan of Merger, dated September 21, 2023, among the Company, Cameo Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company, and AMTI, as may be amended from time to time (the “Share Issuance”); and (iii) the approval of the adjournment from time to time of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient shares of the Company’s common stock present or represented by proxy at the Special Meeting to constitute a quorum (the “Adjournment”).

As of the close of business on November 17, 2023, the record date for the Special Meeting, there were 22,768,341 shares of the Company’s common stock issued and outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. Stockholders holding an aggregate of 16,973,279 shares of the Company’s common stock, representing 74.55% of the outstanding shares of the Company’s common stock as of the record date, which constituted a quorum, were present in person or represented by proxy at the Special Meeting. The results of the voting at the Special Meeting are presented below.

Proposal I - The Share Increase was approved as follows:

For	Against	Abstain	Broker Non-Votes
15,701,264	1,228,898	43,118	N/A

Proposal II – The Share Issuance was approved as follows:

For	Against	Abstain	Broker Non-Votes
13,948,381	189,458	12,175	2,823,265

Proposal III - The Adjournment was approved as follows:

For	Against	Abstain	Broker Non-Votes
16,263,251	618,234	91,794	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCLO THERAPEUTICS, INC.

Date: December 26, 2023	By:	/s/ N. Scott Fine
N. Scott Fine, Chief Executive Officer